                                                                  EXHIBIT 21.1

                              10-K SUBSIDIARY LIST

Koons Ford, Inc.
D/b/a World Ford Pembroke Pines, World Ford Hollywood; World Auto Center; World Automotive Group
Florida corporation


Perimeter Ford, Inc.
D/b/a World Ford Sandy Springs
Delaware corporation


Key Ford, Inc.
D/b/a World Ford Pensacola, World Ford Navy
Florida corporation


Shamrock Chevrolet, Inc.
D/b/a World Chevrolet Milton
Florida corporation


Courtesy Ford, Inc.
D/b/a World Ford Kendall
Florida corporation


Flamingo Ford, Inc.
D/b/a World Ford Homestead
Florida corporation


Bob Howard Automotive - H, Inc.
D/b/a Bob Howard Acura, Bob Howard Honda
Oklahoma corporation


Bob Howard Chevrolet, Inc.
D/b/a Bob Howard Subaru
Bob Howard Chevrolet-Geo
Oklahoma corporation


Bob Howard Dodge, Inc.
D/b/a N/A
Oklahoma corporation


Bob Howard Motors, Inc.
D/b/a Bob Howard Toyota
Oklahoma corporation


Bob Howard Nissan, Inc.
D/b/a N/A
Oklahoma corporation


Jim Tidwell Ford, Inc.
D/b/a Jim Tidwell's World Ford
Georgia Corporation

Howard-DC, Inc.
D/b/a N/A
Delaware corporation


Howard-GM, Inc.
D/b/a N/A
Delaware corporation


Howard-SI, Inc.
D/b/a N/A
Delaware corporation


Howard Pontiac-GMC, Inc.
D/b/a Bob Howard Automall, Bob Howard GMC Truck
Oklahoma corporation


Bob Howard Automotive-East, Inc.
D/b/a South Pointe Chevrolet
Oklahoma corporation


Bob Howard German Imports, Inc.
D/b/a Mercedes-Benz of Oklahoma City
Oklahoma corporation


Casa Chevrolet Inc.
D/b/a Casa Chevrolet at Lomas & Louisiana
New Mexico corporation


Casa Chrysler Plymouth Jeep, Inc.
D/b/a Casa Chrysler Jeep on the Westside
New Mexico corporation


Sunshine Buick Pontiac GMC Truck, Inc.
D/b/a Sunshine Buick Pontiac GMC
New Mexico corporation


Chaperral Dodge, Ltd.
D/b/a N/A
Texas limited partnership

Colonial Chrysler-Plymouth, Ltd.
D/b/a N/A
Texas limited partnership

Courtesy Nissan, Inc.
D/b/a N/A
Texas corporation


Kutz-DC, Ltd.
D/b/a McKinney Dodge
Texas corporation


Luby Chevrolet Co.
D/b/a N/A
Delaware corporation

Highland Autoplex, Inc.
D/b/a Maxwell Highland
Texas corporation


Maxwell Chrysler Plymouth Dodge Jeep Eagle, Ltd.
D/b/a Maxwell Superstore
Texas Limited Partnership


Prestige Chrysler Plymouth Northwest, Ltd.
D/b/a Maxwell Dodge
Texas limited partnership

Prestige Chrysler Plymouth South, Ltd.
D/b/a Maxwell South
Texas limited partnership

Group 1 LP Interests-S, Inc.
D/b/a N/A
Delaware corporation


Group 1 LP Interests-H, Inc.
D/b/a N/A
Delaware corporation


Group 1 LP Interests-DC, Inc.
D/b/a N/A
Delaware corporation


Group 1 LP Interests-GM, Inc.
D/b/a N/A
Delaware corporation


Group 1 Realty, Inc.
D/b/a N/A
Delaware corporation


Group 1 LP Interests-T, Inc.
D/b/a N/A
Delaware corporation


Group 1 LP Interests-N, Inc.
D/b/a N/A
Delaware corporation


Group 1 Associates, Inc.
D/b/a N/A
Delaware corporation


Maxwell Ford, Ltd.
D/b/a N/A
Texas limited partnership

Group 1 LP Interests - F, Inc.
D/b/a N/A
Delaware corporation


Maxwell-FII, Ltd. (formerly Group 1 Ford, Inc.)
D/b/a Maxwell Ford of Elgin
Texas corporation


Round Rock Nissan, Inc.
D/b/a Maxwell Nissan Round Rock
Texas corporation


Smith, Liu & Kutz, Inc.
D/b/a N/A
Texas corporation


Town North Imports, Inc.
D/b/a Maxwell Mitsubishi North
Texas corporation


Town North Nissan, Inc.
D/b/a Maxwell Nissan North
Texas corporation


Foyt Motors, Inc.
D/b/a A.J. Foyt Honda/Isuzu
Texas corporation


McCall-TL, Ltd. (formerly SMC Luxury Cars, Inc.)
D/b/a Sterling McCall Lexus
D/b/a Lexus of Clear Lake
Texas limited partnership


McCall-H, Inc.
D/b/a Sterling McCall Honda of Kingwood
Texas limited partnership


McCall-SI, Inc.
D/b/a Sterling McCall Isuzu of Kingwood
Texas limited partnership


McCall-HA, Ltd. (formerly Smith, Liu & Corbin, Inc.)
D/b/a Sterling McCall Acura
Texas limited partnership


McCall-T, Ltd. (formerly Southwest Toyota, Inc.)
D/b/a Sterling McCall Toyota
Texas limited partnership


McCall-TII, Ltd.
D/b/a Sterling McCall Toyota - Fort Bend
Texas limited partnership

Lubbock Motors - F, Ltd.
D/b/a Gene Messer Ford
Texas limited partnership


Lubbock Motors - T, Ltd.
D/b/a Gene Messer Toyota
Texas limited partnership


Lubbock Motors - S, Ltd.
(formerly Lubbock Motors - M, Inc., merged into Lubbock Motors - S, Inc., converted to Lubbock Motors -S, Ltd.)
D/b/aGene Messer Mitsubishi,
Gene Messer Volkswagon,
Gene Messer Kia
Delaware corporation

Lubbock Motors, Ltd. (formerly Lubbock Motors, Inc.)
D/b/a The Credit Connection
Texas limited partnership

Rockwall Automotive - F, Ltd.
D/b/a Rockwall Ford-Mercury
Texas limited partnership


Rockwall Automotive - DCD, Ltd.
D/b/a Rockwall Dodge
Texas limited partnership


Amarillo Motors -C, Ltd.
D/b/a Gene Messer Cadillac
D/b/a Gene Messer Mitsubishi
Texas limited partnership


Amarillo Motors -SM, Ltd.
D/b/a Gene Messer Mitsubishi of Amarillo
Texas limited partnership


Lubbock Motors -SH, Ltd.
D/b/a Gene Messer Hyundai
Texas limited partnership


Amarillo Motors -FM, Ltd.
D/b/a Gene Messer Mazda
Texas limited partnership


Amarillo Motors - F, Ltd.
D/b/a Amarillo Ford
D/b/a Gene Messer Ford of Amarillo
Texas limited partnership

Amarillo Motors - J, Ltd.
D/b/a Gene Messer Jeep
Gene Messer Chrysler-Plymouth
Gene Messer Chrysler-Plymouth Jeep
Texas limited partnership


Mike Smith Automotive - H, Inc.
D/b/a N/A
Delaware corporation


Mike Smith Automotive - N, Inc.
D/b/a Mike Smith Nissan
Texas corporation


Mike Smith Autoplaza, Inc.
D/b/a N/A
Texas corporation


Mike Smith Autoplex, Inc.
D/b/a N/A
Texas corporation

Mike Smith Autoplex Buick, Inc.
D/b/a N/A
Texas corporation

Mike Smith Autoplex Dodge, Inc.
D/b/a Mike Smith Dodge
Texas corporation

Mike Smith Autoplex-German Imports, Inc.
D/b/a N/A
Texas corporation


Mike Smith Autoplex-V, Inc.
D/b/a N/A
Texas corporation


Mike Smith GM, Inc.
D/b/a N/A
Delaware corporation


Mike Smith Imports, Inc.
D/b/a N/A
Texas corporation


Mike Smith Motors, Inc.
D/b/a N/A
Texas corporation


Harvey Holdings, Inc.
D/b/a N/A
Delaware corporation

Harvey-T, Inc.
D/b/a N/A
Delaware corporation


Harvey Ford, LLC
D/b/a Don Bohn Ford
Delaware corporation


Harvey GM, LLC
D/b/a Don Bohn Buick, Pontiac GMC
Delaware corporation

Harvey Operations - T, LLC
D/b/a Bohn Brothers Toyota
Delaware corporation

Danvers-T, Inc.
D/b/a Ira Toyota
Delaware corporation

Danvers-DC, Inc.
D/b/a Ira Dodge - Jeep
Delaware corporation

Danvers-DCII, Inc.
D/b/a Ira Dodge - Medford
Delaware corporation

Danvers-GM, Inc.
D/b/a Ira Pontiac-Buick
Delaware corporation

Danvers-S, Inc.
D/b/a Ira Mazda - Isuzu, Ira Porsche - Audi
Delaware corporation

Danvers-SU, Inc.
D/b/a Ira Subaru
Delaware corporation

Ira Automotive Group, LLC
D/b/a N/A
Delaware corporation

Danvers-DCIII, Inc.
D/b/a Ira Dodge - Lowell
Delaware corporation

Danvers-TL, Inc.
D/b/a Ira Lexus
Delaware corporation

Group 1 Holdings-DC, L.L.C.
D/b/a N/A
Delaware corporation

Group 1 Holdings-F, L.L.C.
D/b/a N/A
Delaware corporation

Group 1 Holdings-GM, L.L.C.
D/b/a N/A
Delaware corporation

Group 1 Holdings-H, L.L.C.
D/b/a N/A
Delaware corporation

Group 1 Holdings-N, L.L.C.
D/b/a N/A
Delaware corporation

Group 1 Holdings-S, L.L.C.
D/b/a N/A
Delaware corporation

Group 1 Holdings-T, L.L.C.
D/b/a N/A
Delaware corporation

GPI Atlanta-FLM, Inc.
D/b/a World Lincoln - Mercury Snellville
Delaware corporation

GPI Atlanta-T, Inc.
D/b/a World Toyota
Delaware corporation

GPI Atlanta-F, Inc.
D/b/a World Ford Stone Mountain
Georgia corporation

Group 1 Automotive Reinsurance, Ltd.
D/b/a N/A
Nevis Island corporation


Group 1 Automotive Reinsurance TWO, Ltd.
D/b/a N/A
Nevis Island corporation